EXHIBIT 4.1 - SPECIMEN SHARE CERTIFICATE
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}{                                                                        }{
}{               Mobile Tire Renew (International), Inc.                  }{
}{                                                                        }{
}{           INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA           }{
}{       25,000,000 SHARES COMMON STOCK AUTHORIZED, $0.001 PAR VALUE      }{
}{                                                                        }{
}{               NUMBER                                     SHARES        }{
}{  This         ------                                     ------        }{
}{  certifies                                                             }{
}{  that                                                                  }{
}{                                                                        }{
}{                                                                        }{
}{  is the owner of                                                       }{
}{                                                                        }{
}{                                                                        }{
}{                                                                        }{
}{        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF         }{
}{                                                                        }{
}{                 Mobile Tire Renew (International), Inc.                }{
}{                                                                        }{
}{   transferable  on  the  books  of  the  corporation  in  person  or   }{
}{   by  duly authorized  attorney upon surrender of this certificate     }{
}{   properly endorsed. This certificate and the shares  represented      }{
}{   hereby are subject to the laws of the State of Nevada,  and to the   }{
}{   Certificate of Incorporation and Bylaws of the  Corporation as now   }{
}{   or hereafter  amended.  This certificate is not valid unless         }{
}{   countersigned  by the Transfer  Agent.                               }{
}{                                                                        }{
}{   WITNESS the facsimile seal of the Corporation and the signature      }{
}{   of its duly authorized officers                                      }{
}{                                                                        }{
}{                                                                        }{
}{   DATED                                                                }{
)(                                                                        }{
}{        The shares of stock represented by this certificate have not    }{
}{        been registered under the Securities Act of 1933, as amended    }{
}{        and  may  not  be  sold  or  otherwise   transferred            }{
}{        unless compliance with the registration  provisions of such     }{
}{        Act has been made or unless  availability  of an exemption      }{
}{        from such registration provisions has been established, or      }{
}{        unless sold pursuant to rule 144 under the Securities Act of    }{
}{        1933.                                                           }{
}{                                                                        }{
}{                                                                        }{
}{        /s/ Garry Drisdelle                                             }{
}{             PRESIDENT/             (SEAL)                              }{
}{             SECRETARY                                                  }{
}{                                                                        }{
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